Exhibit 10.1

TERMINATION AND RELEASE AGREEMENT

This TERMINATION AND RELEASE AGREEMENT (this “Agreement”) is effective as of November 9, 2026 (the “Effective Date”), by and among WinVest Acquisition Corp., a Delaware corporation (the “SPAC”), Embed Financial Group Holdings, an exempted company incorporated and registered in the Cayman Islands (“Pubco”), WinVest Merger Sub I Limited, an exempted company incorporated and registered in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), WV Merger Sub II Corp., a Delaware corporation (“SPAC Merger Sub”), and Embed Financial Group Cayman Holdings, an exempted company incorporated and registered in the Cayman Islands (the “Company”). SPAC, Pubco, Company Merger Sub, SPAC Merger Sub and the Company shall each individually be referred to herein as a “Party” and, collectively as the “Parties”. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Business Combination Agreement (defined below).

RECITALS:

WHEREAS, on May 26, 2026, SPAC, Pubco, Company Merger Sub, SPAC Merger Sub and the Company, entered into that certain Amended and Restated Business Combination Agreement (as amended, the “Business Combination Agreement”);

WHEREAS, Section 9.1(a) of the Business Combination Agreement provides that the Business Combination Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Closing upon mutual written consent of SPAC and the Company; and

WHEREAS, SPAC and the Company desire to mutually terminate the Business Combination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. Termination of the Business Combination Agreement. The Parties hereby agree to terminate the Business Combination Agreement pursuant to Section 9.1(a) of the Business Combination Agreement by mutual consent of SPAC and the Company effective as of the Effective Date. Accordingly, the Business Combination Agreement shall become void, and there shall be no Liability or obligation under the Business Combination Agreement on the part of any Party or any of their respective Representatives, and all rights and obligations of each Party shall cease, except for Sections 7.13, 9.2, 9.3, 10.1, ARTICLE XI, and any definitions to the foregoing under ARTICLE XII thereof, which shall survive the termination of the Business Combination Agreement.

2. Termination of the Ancillary Documents. The Parties acknowledge and agree that, effective as of the Effective Date, each of the Ancillary Documents that have been entered into prior to the date hereof (other than any confidentiality agreement) shall be automatically terminated without further action on the part of the parties thereto and none of the provisions thereof shall be of any further force or effect, including provisions thereof, as the case may be, that by their terms would otherwise have survived such termination.

3. Mutual Release; Covenant Not to Sue.

(a) SPAC and Pubco on their own behalf and on behalf of their respective Related Parties, generally, irrevocably, unconditionally and completely releases and forever discharges the Company and its respective former, present and future Related Parties (each such party a “Company Released Party”) from any and all claims, contentions, rights, debts, liabilities, demands, accounts, reckonings, obligations, duties, promises, costs, expenses (including attorneys’ fees and costs), Liens, indemnification rights, damages (whether compensatory, punitive, or otherwise), losses, Actions and causes of action, in each case of the foregoing, of any kind whatsoever, whether due or owing in the past, present or future and whether based upon contract, tort, statute or any other legal or equitable theory of recovery, and whether known or unknown, suspected or unsuspected, asserted or unasserted, fixed or contingent, matured or unmatured (collectively “Claims”), arising, directly or indirectly, from any matter concerning, based upon, in connection with, or relating to any of the Transaction related matters, including (x) the Transaction Documents, (y) any breach, non-performance, action or failure to act by the Company or any of its Related Parties under the Transaction Documents, and (z) the Transactions, the events leading to or relating to, or surrounding, the termination of the Transactions and the termination of the Transaction Documents (collectively, the “SPAC Released Claims”); provided, however, that no Party shall be released from any breach, non-performance, action or failure to act under this Agreement.

(b) The Company on its own behalf and on behalf of its respective Related Parties, generally, irrevocably, unconditionally and completely releases and forever discharges each of SPAC, Pubco and their respective former, present and future and direct and indirect Related Parties (such parties, the “SPAC Released Parties”, and together with the Company Released Parties, the “Released Parties”) from any and all Claims arising, directly or indirectly, from any matter concerning, based upon, in connection with, or relating to any of the Transaction related matters, including, (x) the Transaction Documents, (y) any breach, non-performance, action or failure to act by SPAC, Pubco or any of their Related Parties under the Transaction Documents, and (z) the Transactions, the events leading to or relating to, or surrounding, the termination of the Transactions and the termination of the Transaction Documents (collectively, the “Company Released Claims” and together with the SPAC Released Claims, the “Released Claims”); provided, however, that no Party shall be released from any breach, non-performance, action or failure to act under this Agreement.

(c) It is understood and agreed that clauses (a) and (b) of this Section 3 are a full and final release covering the respective Released Claims of the Parties and and their respective Related Parties relating, directly or indirectly, to any of the Transaction Matters or arising out of the Transaction Documents. Therefore, each of the Parties expressly waives any rights it may have under any statute or common law principle under which a general release does not extend to respective Released Claims that such Party does not know or suspect to exist in its favor at the time of executing the release in this Agreement, which if known by such Party would have affected such Party’s agreement with the other Parties. In connection with such waiver and relinquishment, each Party acknowledges that such Party or such Party’s attorneys or agents may hereafter discover Claims or facts in addition to or different from those which they now know or believe to exist with respect to the Released Claims, but that it is their respective intention hereby fully, finally and forever to settle and release all of their respective Released Claims. In furtherance of such intention, the respective releases herein given by the Parties shall be and remain in effect as full and complete releases with regard to their respective Released Claims notwithstanding the discovery or existence of any such additional or different Claim or fact.

(d) Each Party, on behalf of itself and its Related Parties, hereby covenants to each other Party and their respective Related Parties not to, with respect to any Released Claim, directly or indirectly encourage or solicit or voluntarily assist or participate in any way in the filing, reporting or prosecution by such Party or its Related Parties or any third party of an Action against any other Party or its Related Parties relating to any Released Claim.

4. Representations of the Parties. Each Party, on behalf of itself and its Related Parties, represents and warrants to the other Parties as follows:

(a) This Agreement constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to the Enforceability Exceptions.

(b) Such Party has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by such Party of this Agreement have been duly and validly authorized by all necessary corporate or other action on the part of such Party.

(c) The execution and delivery of this Agreement by such Party does not, and the performance by such Party of the transactions contemplated by this Agreement does not: (i) conflict with or violate the Organizational Documents of such Party, (ii) conflict with or violate any Law applicable to such Party or by which any property or asset of such Party is bound or affected, or (iii) result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than any Permitted Lien) on any property or asset of such Party pursuant to, any contract to which such Party is bound.

5. Miscellaneous.

(a) Further Assurances. Each Party shall, and shall cause its Related Parties to, cooperate with each other in the taking of all actions necessary, proper or advisable under this Agreement and applicable Laws to effectuate the terminations contemplated by this Agreement. Without limiting the generality of the foregoing, the Parties shall, and shall cause their respective Related Parties to, cooperate with each other in connection with the withdrawal of any applications to or termination of proceedings before any Governmental Authority, in each case to the extent applicable, in connection with the Transactions.

(b) Notices. Any notice under this Agreement shall be sent in writing, and shall be deemed given in accordance with the provisions of Section 10.03 of the Business Combination Agreement (which provision of the Business Combination Agreement shall survive solely for purposes of this Section 5(b).

(c) Amendments; No Waivers; Remedies. This Agreement cannot be amended, except by a writing signed by each Party, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the Party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given. Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach. Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

(d) Severability. A determination by a court or other legal authority that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The Parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

(e) Governing Law; Jurisdiction; Enforcement. This Agreement and all Actions (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof shall be governed by, construed and enforced in accordance with the Laws (both substantive and procedural) of the State of Delaware. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court (collectively, the “Specified Courts”). Each Party hereto hereby (i) submits to the exclusive personal and subject matter jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject to the personal or subject matter jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party at the applicable address set forth in Section 11.1 of the Business Combination Agreement.

(f) Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY ACTION OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. Each of the Parties to this Agreement acknowledges that it has been represented in connection with the signing of the foregoing waiver by independent legal counsel selected by it and that such Party has discussed the legal consequences and import of such waiver with legal counsel. Each of the parties to this Agreement further acknowledges that it has read and understands the meaning of such waiver and grants such waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

(g) No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party hereto without the prior written consent of the other Parties hereto and any attempt to do so shall be void, except for assignments and transfers by operation of any laws. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and permitted assigns.

(h) Entire Agreement. This Agreement sets forth the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage.

(i) Interpretation. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. In this Agreement, unless the context otherwise requires: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and words in the singular, including any defined terms, include the plural and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity; (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (d) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement.

(j) Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each Party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted (including scanned .pdf image) signature pages that together (but need not individually) bear the signatures of all other Parties.

{The remainder of this page intentionally left blank; signature page follows}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WinVest Acquisition Corp

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer

Embed Financial Group Holdings

By:	/s/ Dennis Ng
Name:	Dennis Ng
Title:	Director

WinVest Merger Sub I Limited

By:	/s/ Dennis Ng
Name:	Dennis Ng
Title:	Director

WV Merger Sub II Corp.

By:	/s/ Dennis Ng
Name:	Dennis Ng
Title:	President

Embed Financial Group Cayman Holdings

By:	/s/ Dennis Ng
Name:	Dennis Ng
Title:	Director

[Signature Page to Mutual Termination and Release Agreement]